Exhibit 10.1

CONFIDENTIAL

AMENDMENT NO. 3 TO LOAN AGREEMENT

     AMENDMENT NO. 3 (THIS "AMENDMENT"), TO LOAN AGREEMENT, dated as of May 21, 2004, by and among US Airways, Inc. (the "Borrower"), US Airways Group, Inc. ("Group"), the Subsidiary Guarantors party hereto (the "Subsidiary Guarantors"), the several lenders from time to time party hereto (the "Lenders"), Bank of America, N.A., as Agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent"), Bank of America, N.A., as YC SUSI Administrative Trustee (in such capacity, together with its successors and permitted assigns, the "YC SUSI Administrative Trustee"), Bank of America, N.A., as Collateral Agent (in such capacity, together with its successors and permitted assigns, the "Collateral Agent," and collectively with the Agent and the YC SUSI Administrative Trustee, the "Agents") and the Air Transportation Stabilization Board (the "Board") created pursuant to the Air Transportation Safety and System Stabilization Act (the "Act"), P.L. 107-42 (2001), as the same may be amended from time to time. Capitalized terms used in this Amendment but not otherwise defined herein have the same meanings as specified therefore in the Loan Agreement (as such term is defined herein).

WITNESSETH:

     WHEREAS, the parties hereto, together with Phoenix American Financial Services Inc, as Loan Administrator, have entered into a Loan Agreement, dated as of March 31, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement");

     WHEREAS, prior to the date hereof, YC SUSI Trust replaced Kitty Hawk Funding Corporation as the Primary Tranche A Lender;

     WHEREAS, the Borrower and Group have requested that the Board, the Agents, and the Lenders agree to amend the Loan Agreement as hereinafter provided; and

     WHEREAS, the Board, the Agents, and the Lenders are willing to amend the Loan Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

          SECTION 1.     Optional Prepayment. On the Third Amendment Effective Date (as defined below), the Borrower shall make an optional prepayment of the Loan in an amount equal to $5,000,000 (the "Optional Prepayment"), together with accrued and unpaid interest to the Third Amendment Effective Date on the amount so repaid. Each of the Agents, the Board and the Lenders (a) hereby waives the fifteen (15) days prior revocable notice requirement for optional prepayments set forth in Section 2.5(a) of the Loan Agreement and agrees that such prepayment may be made on the Third Amendment Effective Date regardless of whether such notice has been given, and (b) hereby waives any requirement pursuant to Section 2.9 of the Loan Agreement that the Borower make the Optional Prepayment not later than 12:00 noon (New York City time) on the Third Amendment Effective Date and agrees that, notwithstanding the provisions of such Section 2.9, the Optional Prepayment shall be deemed to be received on the Third Amendment Effective Date regardless of what time such payment is received on such date. Notwithstanding the provisions of Section 2.5(c) of the Loan Agreement, the Optional Prepayment shall be applied to the then remaining installments of the outstanding principal amount of the Loan ratably as to Tranche A and Tranche B and pro rata against the originally scheduled principal payments on the Loan (and not in the inverse order of maturity as otherwise provided in Section 2.5(c) of the Loan Agreement).

          SECTION 2.      Amendments to Loan Agreement. As of the Third Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

               (a)     Definitions. (i) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

          "Third Amendment" means that certain Amendment No. 3 to Loan Agreement, dated as of May 21, 2004, among the Borrower, Group, the Subsidiary Guarantors party thereto, the Lenders, the Agent, the YC SUSI Administrative Trustee, the Collateral Agent and the Board.

          "Third Amendment Effective Date" has the meaning specified in Section 2 of the Third Amendment.

           (ii) Section 1.1 of the Loan Agreement is hereby amended by amending and restating in its entirety the definition of "Tranche B Applicable Interest Rate" as follows:

"Tranche B Applicable Interest Rate" means a rate per annum equal to LIBOR plus 4.00% per annum, provided, that in the event the Guarantee Fee specified in Schedule I to the Board Guaranty is increased pursuant to Section 1 of Amendment No. 1 to Guarantee Agreement, dated as of May 21, 2004, by and among the Board, the Agent, Primary Tranche A Lender, Tranche B Lender and, for certain limited purposes, the Borrower, then such rate shall be increased to a rate per annum equal to LIBOR plus 6.00% but only for such period commencing on the date the Guarantee Fee is so increased and ending on the date the Guarantee Fee is restored to the applicable percentage specified in Schedule I to the Board Guaranty.

                (b)     Amendment to Section 2.6. Section 2.6(b) is hereby amended by deleting the following sentence after the first sentence of such section:

"Notwithstanding the foregoing provisions of this Section 2.6(b), the Borrower shall only be required to prepay the Loan in an aggregate amount equal to seventy-five percent (75%) of Net Cash Proceeds from any Asset Sale the definitive documentation setting forth the terms of which is executed and delivered during the period commencing on the Second Amendment Effective Date and ending on February 28, 2005, provided, however, that (X) the aggregate amount of Net Cash Proceeds retained by the Borrower pursuant to the application of this sentence shall not exceed $125,000,000 and (Y) to the extent, if any, that as of the end of any month in which the Obligors receive any Net Cash Proceeds in respect of Asset Sales, Unrestricted Cash exceeds $1,350,000,000, then (1) the Borrower shall prepay the Loan on the third Business Day of the following month in an aggregate amount equal to the lesser of (A) the remaining twenty-five percent (25%) of Net Cash Proceeds received during such month in respect of such Asset Sales and not otherwise used to prepay the Loan and (B) the amount of Unrestricted Cash in excess of $1,350,000,000 as of the end of such month, and (2) the amount of Net Cash Proceeds paid pursuant to this subclause (Y) shall not count toward the $125,000,000 limit on the retention of Net Cash Proceeds by the Borrower pursuant to subclause (X) of this proviso."

                (c)     Amendment to Section 5.1. Section 5.1(b) is hereby amended by adding the following clause (xxiii):

"(xxiii) Weekly Updates: weekly updates on the status and progress regarding the development and implementation of the Borrower's plan to restructure both its revenue and cost structure on or before September 30, 2004, and the Borrower shall promptly provide any revised financial projections and monthly financial and operating conditions, provided, that the Borrower shall only be required to provide such weekly updates and revised projections and monthly financial and operating conditions for so long as the Borrower is required to provide the same to General Electric Capital Corporation under that certain RJ Lease Transaction and Debt Financing Agreement, dated as of December 18, 2003, by and between Borrower, Group and General Electric Capital Corporation, as amended, restated, supplemented or otherwise modified as of the Third Amendment Effective Date."

                (d)     Amendment to Section 6.1(a)(ii). Section 6.1(a)(ii) is hereby amended by inserting new clauses (C) and (D) set forth below, to follow immediately after existing clause (B), with existing clauses (C), (D) and (E) being re-lettered as clauses (E), (F) and (G), respectively:

     "(C) Liens on Aircraft Related Equipment created or incurred in connection with debt financings of such Aircraft Related Equipment, as contemplated under that certain RJ Lease Transaction and Debt Financing Agreement, dated as of December 18, 2003, by and between Borrower, Group and General Electric Capital Corporation, as amended, restated, supplemented or otherwise modified as of the Third Amendment Effective Date."

     "(D) Leases and/or subleases of Aircraft Related Equipment to any Obligor or any US Airways Express affiliate that is not an Obligor and operates such Aircraft Related Equipment for the Borrower or another Obligor pursuant to a services agreement with the Borrower or such Obligor, which lease or sublease is entered into in connection with the debt financing or leasing of such Aircraft Related Equipment, as applicable, and the assignment of any such lease or sublease and the proceeds thereof, in the case of a lease, to any Person owed Indebtedness used to acquire such Aircraft Related Equipment or, in the case of a sublease, to any Person leasing such Aircraft Related Equipment to the Borrower or such Obligor."

                (e)     Amendment to Section 6.4. Section 6.4(a) is hereby amended and restated in its entirety as follows:

"(a)     (i) subject to clause (iii) of this Section 6.4(a) to the extent its application would require a greater amount of Unrestricted Cash, at no time during the Covenant Relief Period shall Group permit Unrestricted Cash to be less than the lesser of (x) $500,000,000 plus the outstanding pool balance of US Airways Pass Through Trust, Series 2000-1C, Trust Certificates held by the Borrower from time to time pursuant to Section 6.2(xi) and (y) the outstanding balance of the Loan (excluding accrued and unpaid interest thereon); (ii) subject to clause (iii) of this Section 6.4(a) to the extent its application would require a greater amount of Unrestricted Cash, at no time after the Covenant Relief Period shall Group permit Unrestricted Cash to be less than $375,787,687; and (iii) until such time as the Borrower delivers to the Agent, the Lenders, the Loan Administrator and the Board an accountant's report accompanying annual financial statements of Group and the Borrower for the Fiscal Year ended December 31, 2003 or any subsequent fiscal year that does not contain a going concern qualification, Group shall not permit Unrestricted Cash to be less than (x) on the last day of each calendar month, the lesser of (A) the aggregate principal amount of the Loan outstanding on such day and (B) $725,000,000, and (y) as of the end of each day, the lesser of (A) the aggregate principal amount of the Loan outstanding on such day and (B) $625,000,000. Group and the Borrower may at any time request relief from the requirements of the foregoing clause (iii) on grounds that the facts and circumstances on which the qualification was based are no longer applicable, and the Board may consider granting such relief in its sole discretion."

                (f)     Amendment Reflecting Replacement of Primary Tranche A Lender. Each reference in the Loan Agreement and the other Loan Documents to "KHFC Administrative Agent" is hereby amended to read "YC SUSI Administrative Trustee". Each reference in the Loan Agreement and the other Loan Documents to "Kitty Hawk Funding Corporation" is hereby amended to read "YC SUSI Trust".

          SECTION 3.     Conditions of Effectiveness. This Amendment shall become effective on May 21, 2004 (the "Third Amendment Effective Date"), upon the satisfaction of the condition precedent that each of the parties hereto shall have received executed counterparts of (i) this Amendment duly delivered by the parties hereto, (ii) Amendment No. 1 to Guarantee Agreement of even date herewith among the Board, the Agent, the YC SUSI Trust, Bank of America, N.A., as Alternate Tranche A Lender, Bank of America, N.A., as a Tranche B Lender, the Retirement Systems of Alabama Holdings LLC, as a Tranche B Lender, and for certain limited purposes, the Borrower, duly delivered by the parties thereto, (iii) the waiver by General Electric Capital Corporation, during the period of April 30, 2004 through September 30, 2004, of the "Minimum Credit Rating" and "Alternative Minimum Financial Tests" set forth in the Financial Conditions Precedent of Part 5 of the seventh recital of that certain RJ Lease Transaction and Debt Financing Agreement, dated as of December 18, 2003, by and between Borrower, Group and General Electric Capital Corporation, as amended, restated, supplemented or otherwise modified as of the Third Amendment Effective Date; and (iv) the payment by Borrower of the Optional Prepayment described in Section 1 herein.

          SECTION 4.     Consent to Execution. By their respective signatures hereto, each of the parties hereto consents to the execution of this Amendment.

          SECTION 5.     Representations and Warranties. Each of Group and the Borrower represents and warrants to each other party hereto (excluding any other Obligors) that: (a) it has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby, (b) it has duly authorized by all necessary corporate action the execution, delivery and performance of this Amendment, (c) this Amendment and the Loan Agreement as amended hereby are the valid and binding obligations of each of Group and the Borrower, enforceable against it in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, including materiality, reasonableness, good faith and fair dealing, and by general principles of equity (regardless of whether considered in a proceeding in equity or at law), and (d) after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

          SECTION 6.     Reference to and Effect on the Loan Documents.

               (a)     On and after the Third Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

               (b)     Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties to this Agreement expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties to this Amendment to reaffirm the obligations created under the Loan Agreement. Each of the Loan Agreement, as amended hereby, the other Loan Documents and the Board Guaranty remains in full force and effect and the terms and provisions of the Loan Agreement, as amended hereby, the other Loan Documents and the Board Guaranty are hereby ratified and confirmed.

          SECTION 7.     Consent of Guarantor; Confirmation of Guaranty. Each of Group and the Subsidiary Guarantors hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (b) the Collateral Document to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

          SECTION 8.     Costs; Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Board, the Agents, and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Board, the Agents, and the Lenders) in accordance with the terms of Section 11.3 of the Loan Agreement.

          SECTION 9.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 10.     Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, THAT IN THE EVENT THE BOARD BECOMES A LENDER PURSUANT TO THE BOARD GUARANTY, THE RIGHTS AND OBLIGATIONS OF THE BOARD HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, IF AND TO THE EXTENT SUCH FEDERAL LAW IS APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          SECTION 11.     Release. The Obligors further acknowledge and agree that they have no claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the Obligors' obligations thereunder. To the extent the Obligors have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the Obligors' obligations thereunder, the same are hereby waived, relinquished and released in consideration of the Board's, the Lender's and the Agents' execution and delivery of this Amendment.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

US AIRWAYS, INC.

By: ________________________

Name:

Title:

US AIRWAYS GROUP, INC.

By: ________________________

Name:

Title:

MIDATLANTIC AIRWAYS, INC.

By: ___________________________

Name:

Title:

ALLEGHENY AIRLINES, INC.

By: _________________________

Name:

Title:

US AIRWAYS LEASING AND SALES, INC.

By: ___________________________________

Name:

Title:

MATERIAL SERVICES COMPANY, INC.

By: __________________________________

Name:

Title:

PSA AIRLINES, INC.

By: ________________________

Name:

Title:

PIEDMONT AIRLINES, INC.

By: ________________________

Name:

Title:

YC SUSI TRUST,

as Primary Tranche A Lender

By: Bank of America, National Association,

as Administrative Trustee

By:_________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as Alternate Tranche A Lender

By:_________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as a Tranche B Lender

By:_________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as Agent and Collateral Agent

By:____________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as YC SUSI Administrative Trustee

By:_____________________________

Name:

Title:

RETIREMENT SYSTEMS OF

ALABAMA HOLDINGS LLC,

as a Tranche B Lender

By:_________________________

Name:

Title:

AIR TRANSPORTATION

STABILIZATION BOARD

By:____________________________

Name:

Title: